Exhibit F.3

                          INTERSTATE ENERGY CORPORATION
                          CONSOLIDATING BALANCE SHEETS
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                 (in thousands)

                                                                                                  Consolidated       Consolidated
                                                                            Consolidated         Interstate Power   Wisconsin Power
                               ASSETS:                                    IES Utilities Inc.         Company       and Light Company
                                                                       ------------------------------------------------------------
Property, Plant and Equipment:
Utility:
  Plant in service:
      Electric                                                                2,140,321,889         886,284,741       1,839,545,291
      Gas                                                                       198,487,779          72,068,264         244,517,470
      Water                                                                            --                  --            26,566,674
      Steam                                                                      55,797,388                --                  --
      Other                                                                     106,939,854           1,140,189         219,268,241
                                                                       ------------------------------------------------------------
          Subtotal                                                            2,501,546,910         959,493,194       2,329,897,676
      Less - Accumulated depreciation                                        (1,209,203,979)       (474,571,367)     (1,168,829,981)
                                                                       ------------------------------------------------------------
           Total net plant in service                                         1,292,342,931         484,921,827       1,161,067,695
  Construction work in progress                                                  48,990,515          13,047,483          56,993,782
  Nuclear fuel, net of amortization                                              25,644,195                --            18,671,375
                                                                       ------------------------------------------------------------
          Total utility plant, net                                            1,366,977,641         497,969,310       1,236,732,852
Other Property, Plant and Equipment:
  Rental property                                                                      --                  --                  --
  Less - Accumulated depreciation                                                      --                  --                  --
  Oil and gas properties                                                               --                  --                  --
  Less - Accumulated depreciation                                                      --                  --                  --
  Other                                                                           7,570,813             149,835             673,665
  Less - Accumulated depreciation                                                (1,947,509)               --               (43,875)
                                                                       ------------------------------------------------------------
          Total other property, plant and equipment, net                          5,623,304             149,835             629,790
                                                                       ------------------------------------------------------------
             Total property, plant and equipment                              1,372,600,945         498,119,145       1,237,362,642
                                                                       ------------------------------------------------------------

Investments:
  Consolidated subsidiaries                                                            --                  --                  --
  Nuclear decommissioning trust funds                                            91,691,399                --           134,111,532
  Investment in foreign entities                                                       --                  --                  --
  Investment in McLeodUSA Inc.                                                         --             1,406,250                --
  Cash surrender value - life insurance policies                                  5,946,502           1,663,364           6,622,507
  Investment in low-income housing projects                                            --                  --                  --
  Other                                                                              72,262           5,130,381           9,337,914
                                                                       ------------------------------------------------------------
             Total investments                                                   97,710,163           8,199,995         150,071,953
                                                                       ------------------------------------------------------------

Current Assets:
  Cash and cash equivalents                                                       4,175,182           6,605,062           1,811,360
  Accounts receivable - customers                                                 1,063,689          23,899,684         (21,197,547)
  Accounts receivable - other                                                    10,317,408           3,084,611           8,298,303
  Unbilled utility revenues                                                      16,696,711           3,739,306          34,577,813
  Current notes receivable                                                          385,455                --                  --
  Allowance for doubtful accounts (A/R customers)                                (1,057,760)           (200,000)             (8,242)
  Allowance for doubtful accounts (A/R other)                                      (356,587)             (7,492)               --
  Allowance for doubtful accounts (notes)                                              --                  --                  --
  Intercompany receivables (accts, notes, dividends, taxes, etc.)                 2,662,152             894,023           3,019,130
  Income taxes receivable                                                         1,753,552                --             2,714,711
  Prepaid gross receipts tax (Applicable in Wisconsin)                                 --                  --            22,222,439
  Production fuel, at average cost                                               11,863,376          22,171,823          20,105,100
  Materials and supplies, at average cost                                        25,591,476           6,698,031          20,024,968
  Gas stored underground, at average cost                                        12,283,706           2,991,221          10,738,143
  Regulatory assets                                                              23,487,324           3,601,349                --
  Restricted cash                                                                    84,213             667,082                --
  Prepayments and other                                                           2,346,366             555,098           4,271,352
                                                                       ------------------------------------------------------------
             Total current assets                                               111,296,263          74,699,798         106,577,530
                                                                       ------------------------------------------------------------

Other Assets:
  Regulatory assets                                                             137,907,679          70,275,780         133,501,038
  Non-current notes receivable                                                      803,663                --                  --
  Loan to money pools                                                            53,729,105                --                  --
  Restricted cash                                                                      --                  --                  --
  Prepaid pension costs                                                                --               440,435          35,031,333
  Unamortized debt expenses                                                       4,194,540           5,414,026          14,181,979
  Deferred charges and other                                                     10,735,682             214,102           8,423,824
                                                                       ------------------------------------------------------------
             Total other assets                                                 207,370,669          76,344,343         191,138,174
                                                                       ------------------------------------------------------------

                                                                       ------------------------------------------------------------
Total Assets                                                                  1,788,978,040         657,363,281       1,685,150,299
                                                                       ============================================================
                                                                               Alliant Energy     Consolidated         Interstate
                                                                                 Corporate       Alliant Energy          Energy
                               ASSETS:                                         Services, Inc.    Resources, Inc.       Corporation
                                                                       ------------------------------------------------------------
 Property, Plant and Equipment:
 Utility:
   Plant in service:
       Electric                                                                        --                  --                  --
       Gas                                                                             --                  --                  --
       Water                                                                           --                  --                  --
       Steam                                                                           --                  --                  --
       Other                                                                           --                  --                  --
                                                                       ------------------------------------------------------------
           Subtotal                                                                    --                  --                  --
       Less - Accumulated depreciation                                                 --                  --                  --
                                                                       ------------------------------------------------------------
            Total net plant in service                                                 --                  --                  --
   Construction work in progress                                                       --                  --                  --
   Nuclear fuel, net of amortization                                                   --                  --                  --
                                                                       ------------------------------------------------------------
           Total utility plant, net                                                    --                  --                  --
 Other Property, Plant and Equipment:
   Rental property                                                                     --           141,857,674                --
   Less - Accumulated depreciation                                                     --           (25,377,668)               --
   Oil and gas properties                                                              --           234,668,855                --
   Less - Accumulated depreciation                                                     --          (112,927,016)               --
   Other                                                                            537,118         148,001,061                --
   Less - Accumulated depreciation                                                 (104,440)        (37,847,791)               --
                                                                       ------------------------------------------------------------
           Total other property, plant and equipment, net                           432,678         348,375,115                --
                                                                       ------------------------------------------------------------
              Total property, plant and equipment                                   432,678         348,375,115                --
                                                                       ------------------------------------------------------------

 Investments:
   Consolidated subsidiaries                                                           --                  --         1,520,674,979
   Nuclear decommissioning trust funds                                                 --                  --                  --
   Investment in foreign entities                                                      --            68,882,245                --
   Investment in McLeodUSA Inc.                                                        --           318,873,274                --
   Cash surrender value - life insurance policies                                      --               560,720           8,530,495
   Investment in low-income housing projects                                           --             8,833,386                --
   Other                                                                               --             8,025,256              53,725
                                                                       ------------------------------------------------------------
              Total investments                                                        --           405,174,881       1,529,259,199
                                                                       ------------------------------------------------------------

 Current Assets:
   Cash and cash equivalents                                                      6,191,623          12,931,890             112,173
   Accounts receivable - customers                                                4,281,460          42,422,597                --
   Accounts receivable - other                                                         --             4,693,418             150,000
   Unbilled utility revenues                                                           --                  --                  --
   Current notes receivable                                                            --            13,127,085                --
   Allowance for doubtful accounts (A/R customers)                                  (54,743)         (1,196,885)               --
   Allowance for doubtful accounts (A/R other)                                         --              (125,881)               --
   Allowance for doubtful accounts (notes)                                             --              (120,068)               --
   Intercompany receivables (accts, notes, dividends, taxes, etc.)               49,149,089           2,095,157           6,853,738
   Income taxes receivable                                                             --            10,358,177                --
   Prepaid gross receipts tax (Applicable in Wisconsin)                                --                  --                  --
   Production fuel, at average cost                                                    --                  --                  --
   Materials and supplies, at average cost                                             --             1,175,991                --
   Gas stored underground, at average cost                                             --                  --                  --
   Regulatory assets                                                                   --                  --                  --
   Restricted cash                                                                     --             3,135,609                --
   Prepayments and other                                                          1,006,034           3,650,593             222,587
                                                                       ------------------------------------------------------------
              Total current assets                                               60,573,463          92,147,683           7,338,498
                                                                       ------------------------------------------------------------

 Other Assets:
   Regulatory assets                                                                   --                  --                  --
   Non-current notes receivable                                                        --             6,102,817             216,288
   Loan to money pools                                                                 --                  --             2,956,635
   Restricted cash                                                                     --             5,566,241                --
   Prepaid pension costs                                                               --                  --                  --
   Unamortized debt expenses                                                           --             1,093,399                --
   Deferred charges and other                                                       (47,489)         10,800,807                --
                                                                       ------------------------------------------------------------
              Total other assets                                                    (47,489)         23,563,264           3,172,923
                                                                       ------------------------------------------------------------

                                                                       ------------------------------------------------------------
 Total Assets                                                                    60,958,652         869,260,943       1,539,770,620
                                                                       ============================================================
                                                                                                                      Consolidated
                                                                                                                       Interstate
                                                                                                                         Energy
                               ASSETS:                                         Subtotal            Eliminations       Corporation
                                                                       ------------------------------------------------------------
Property, Plant and Equipment:
Utility:
  Plant in service:
      Electric                                                                4,866,151,921                           4,866,151,921
      Gas                                                                       515,073,513                             515,073,513
      Water                                                                      26,566,674                              26,566,674
      Steam                                                                      55,797,388                              55,797,388
      Other                                                                     327,348,284                             327,348,284
                                                                       ------------------------------------------------------------
          Subtotal                                                            5,790,937,780                --         5,790,937,780
      Less - Accumulated depreciation                                        (2,852,605,327)                         (2,852,605,327)
                                                                       ------------------------------------------------------------
           Total net plant in service                                         2,938,332,453                --         2,938,332,453
  Construction work in progress                                                 119,031,780                             119,031,780
  Nuclear fuel, net of amortization                                              44,315,570                              44,315,570
                                                                       ------------------------------------------------------------
          Total utility plant, net                                            3,101,679,803                --         3,101,679,803
Other Property, Plant and Equipment:
  Rental property                                                               141,857,674                             141,857,674
  Less - Accumulated depreciation                                               (25,377,668)                            (25,377,668)
  Oil and gas properties                                                        234,668,855                             234,668,855
  Less - Accumulated depreciation                                              (112,927,016)                           (112,927,016)
  Other                                                                         156,932,492            (110,544)        156,821,948
  Less - Accumulated depreciation                                               (39,943,615)                            (39,943,615)
                                                                       ------------------------------------------------------------
          Total other property, plant and equipment, net                        355,210,722            (110,544)        355,100,178
                                                                       ------------------------------------------------------------
             Total property, plant and equipment                              3,456,890,525            (110,544)      3,456,779,981
                                                                       ------------------------------------------------------------

Investments:
  Consolidated subsidiaries                                                   1,520,674,979      (1,520,674,979)               --
  Nuclear decommissioning trust funds                                           225,802,931                             225,802,931
  Investment in foreign entities                                                 68,882,245                              68,882,245
  Investment in McLeodUSA Inc.                                                  320,279,524                             320,279,524
  Cash surrender value - life insurance policies                                 23,323,588                              23,323,588
  Investment in low-income housing projects                                       8,833,386                               8,833,386
  Other                                                                          22,619,538                              22,619,538
                                                                       ------------------------------------------------------------
             Total investments                                                2,190,416,191      (1,520,674,979)        669,741,212
                                                                       ------------------------------------------------------------

Current Assets:
  Cash and cash equivalents                                                      31,827,290                              31,827,290
  Accounts receivable - customers                                                50,469,883                              50,469,883
  Accounts receivable - other                                                    26,543,740                              26,543,740
  Unbilled utility revenues                                                      55,013,830                              55,013,830
  Current notes receivable                                                       13,512,540                              13,512,540
  Allowance for doubtful accounts (A/R customers)                                (2,517,630)                             (2,517,630)
  Allowance for doubtful accounts (A/R other)                                      (489,960)                               (489,960)
  Allowance for doubtful accounts (notes)                                          (120,068)                               (120,068)
  Intercompany receivables (accts, notes, dividends, taxes, etc.)                64,673,289         (64,673,289)               --
  Income taxes receivable                                                        14,826,440                              14,826,440
  Prepaid gross receipts tax (Applicable in Wisconsin)                           22,222,439                              22,222,439
  Production fuel, at average cost                                               54,140,299                              54,140,299
  Materials and supplies, at average cost                                        53,490,466                              53,490,466
  Gas stored underground, at average cost                                        26,013,070                              26,013,070
  Regulatory assets                                                              27,088,673                              27,088,673
  Restricted cash                                                                 3,886,904                               3,886,904
  Prepayments and other                                                          12,052,030                              12,052,030
                                                                       ------------------------------------------------------------
             Total current assets                                               452,633,235         (64,673,289)        387,959,946
                                                                       ------------------------------------------------------------

Other Assets:
  Regulatory assets                                                             341,684,497                             341,684,497
  Non-current notes receivable                                                    7,122,768                               7,122,768
  Loan to money pools                                                            56,685,740         (56,685,740)               --
  Restricted cash                                                                 5,566,241                               5,566,241
  Prepaid pension costs                                                          35,471,768                              35,471,768
  Unamortized debt expenses                                                      24,883,944                              24,883,944
  Deferred charges and other                                                     30,126,926                              30,126,926
                                                                       ------------------------------------------------------------
             Total other assets                                                 501,541,884         (56,685,740)        444,856,144
                                                                       ------------------------------------------------------------

                                                                       ------------------------------------------------------------
Total Assets                                                                  6,601,481,835      (1,642,144,552)      4,959,337,283
                                                                       ============================================================

                          INTERSTATE ENERGY CORPORATION
                    CONSOLIDATING BALANCE SHEETS (Continued)
                      FOR THE YEAR ENDED DECEMBER 31, 1998
                                 (in thousands)

                                                                                                   Consolidated      Consolidated
                                                                               Consolidated      Interstate Power   Wisconsin Power
                   CAPITALIZATION AND LIABILITIES:                           IES Utilities Inc.       Company      and Light Company
                                                                            -------------------------------------------------------
Capitalization:
  Common stock and additional paid-in capital                                     312,469,055        143,022,156        265,621,214
  Retained earnings                                                               275,372,155         85,742,770        294,308,776
  Other comprehensive income:
       Unrealized security gains / (losses)  (FAS 115)                                   --              767,831               --
       Cumulative foreign currency translation adjustments                               --                 --                 --
       Minimum pension liability adjustment                                              --                 --                 --
                                                                            -------------------------------------------------------
             Total common equity                                                  587,841,210        229,532,757        559,929,990
                                                                            -------------------------------------------------------

  Preferred stock (optional sinking fund)                                          18,320,300         10,819,050         59,963,000
  Preferred stock (mandatory sinking fund)                                               --           24,396,297               --
  Long-term debt (excluding current portion)                                      602,020,227        169,778,046        414,579,052
  Borrowings from money pools                                                            --           21,857,087         26,798,567
                                                                            -------------------------------------------------------
             Total capitalization                                               1,208,181,737        456,383,237      1,061,270,609
                                                                            -------------------------------------------------------

Current liabilities:
  Current mat. & sink. funds of long-term debt & pref. stock                       50,140,000            450,000               --
  Variable rate demand bonds                                                             --                 --           56,975,000
  Commercial paper                                                                       --                 --                 --
  Notes payable                                                                          --                 --           50,000,000
  Other short term borrowings                                                            --                 --                 --
  Capital lease obligation                                                         11,964,648             13,814               --
  Accounts payable                                                                 43,952,925         15,005,416         84,754,055
  Dividends payable - common                                                             --                 --                 --
  Dividends payable - preferred                                                       228,594            598,665            434,536
  Intercompany payables (accts, notes, dividends, taxes, etc.)                     27,326,154          9,342,144         20,314,528
  Accrued payroll and vacations                                                     6,364,700          1,376,612          5,276,430
  Accrued interest                                                                 12,044,746          2,618,700          6,862,560
  Accrued income taxes                                                             11,505,729          3,056,012               --
  Accrued other taxes (property, payroll, etc.)                                    43,788,840         15,865,938            739,589
  Accumulated refueling outage provision                                            6,605,073               --                 --
  Environmental liabilities                                                         5,659,719          3,746,500            593,303
  Weatherization and conservation escrow (WPL only)                                      --                 --            5,037,630
  Other current liabilities                                                        12,549,946          9,759,891          7,795,739
                                                                            -------------------------------------------------------
             Total current liabilities                                            232,131,074         61,833,692        238,783,370
                                                                            -------------------------------------------------------

Deferred Credits and Other Non-current Liabilities:
  Accumulated deferred income taxes                                               224,510,374         91,042,288        245,488,533
  Accumulated deferred investments tax credit                                      29,243,101         14,899,859         33,169,906
  Pension and other benefit obligations                                            25,654,950         12,594,376               --
  Capital lease obligation                                                         13,679,547             75,369               --
  Environmental liabilities                                                        29,194,811         14,404,500         11,682,975
  Customer advances                                                                 2,400,897            403,407         34,367,188
  Minority interest                                                                      --                 --                 --
  Other                                                                            23,981,549          5,726,553         60,387,718
                                                                            -------------------------------------------------------
             Total long-term liabilities                                          348,665,229        139,146,352        385,096,320
                                                                            -------------------------------------------------------

                                                                            -------------------------------------------------------
Total Liabilities and Capitalization                                            1,788,978,040        657,363,281      1,685,150,299
                                                                            =======================================================

                                                                              Alliant Energy        Consolidated       Interstate
                                                                                 Corporate         Alliant Energy        Energy
                   CAPITALIZATION AND LIABILITIES:                             Services, Inc.      Resources, Inc.     Corporation
                                                                            -------------------------------------------------------
Capitalization:
  Common stock and additional paid-in capital                                               1        227,508,483        905,906,016
  Retained earnings                                                                      --          (83,369,631)       537,476,130
  Other comprehensive income:
       Unrealized security gains / (losses)  (FAS 115)                                   --          169,330,885               --
       Cumulative foreign currency translation adjustments                               --           (7,081,369)              --
       Minimum pension liability adjustment                                              --                 --                 --
                                                                            -------------------------------------------------------
             Total common equity                                                            1        306,388,368      1,443,382,146
                                                                            -------------------------------------------------------

  Preferred stock (optional sinking fund)                                                --                 --                 --
  Preferred stock (mandatory sinking fund)                                               --                 --                 --
  Long-term debt (excluding current portion)                                             --          332,753,239         24,000,000
  Borrowings from money pools                                                       8,030,086               --                 --
                                                                            -------------------------------------------------------
             Total capitalization                                                   8,030,087        639,141,607      1,467,382,146
                                                                            -------------------------------------------------------

Current liabilities:
  Current mat. & sink. funds of long-term debt & pref. stock                             --           12,824,406               --
  Variable rate demand bonds                                                             --                 --                 --
  Commercial paper                                                                       --                 --           64,500,000
  Notes payable                                                                          --            1,784,409               --
  Other short term borrowings                                                            --                 --                 --
  Capital lease obligation                                                               --                 --                 --
  Accounts payable                                                                 36,088,102         24,110,226            118,130
  Dividends payable - common                                                             --                 --            1,000,180
  Dividends payable - preferred                                                          --                 --                 --
  Intercompany payables (accts, notes, dividends, taxes, etc.)                      6,328,398          1,294,477            336,087
  Accrued payroll and vacations                                                     6,109,986          4,535,990               --
  Accrued interest                                                                       --            2,206,829               --
  Accrued income taxes                                                                   --            2,877,806          2,485,845
  Accrued other taxes (property, payroll, etc.)                                       201,519          4,400,088               --
  Accumulated refueling outage provision                                                 --                 --                 --
  Environmental liabilities                                                              --               44,146               --
  Weatherization and conservation escrow (WPL only)                                      --                 --                 --
  Other current liabilities                                                           577,621          9,569,314             85,719
                                                                            -------------------------------------------------------
             Total current liabilities                                             49,305,626         63,647,691         68,525,961
                                                                            -------------------------------------------------------

Deferred Credits and Other Non-current Liabilities:
  Accumulated deferred income taxes                                                      --          137,702,116         (7,118,989)
  Accumulated deferred investments tax credit                                            --                 --                 --
  Pension and other benefit obligations                                             3,622,939          3,201,764         10,710,532
  Capital lease obligation                                                               --                 --                 --
  Environmental liabilities                                                              --           13,116,730               --
  Customer advances                                                                      --                 --                 --
  Minority interest                                                                      --            6,193,494               --
  Other                                                                                  --            6,257,541            270,970
                                                                            -------------------------------------------------------
             Total long-term liabilities                                            3,622,939        166,471,645          3,862,513
                                                                            -------------------------------------------------------

                                                                            -------------------------------------------------------
Total Liabilities and Capitalization                                               60,958,652        869,260,943      1,539,770,620
                                                                            =======================================================

                                                                                                                      Consolidated
                                                                                                                       Interstate
                                                                                                                         Energy
                   CAPITALIZATION AND LIABILITIES:                                Subtotal          Eliminations       Corporation
                                                                            -------------------------------------------------------
Capitalization:
  Common stock and additional paid-in capital                                   1,854,526,925       (948,620,909)       905,906,016
  Retained earnings                                                             1,109,530,200       (572,158,377)       537,371,823
  Other comprehensive income:
       Unrealized security gains / (losses)  (FAS 115)                            170,098,716                           170,098,716
       Cumulative foreign currency translation adjustments                         (7,081,369)                           (7,081,369)
       Minimum pension liability adjustment                                              --                                    --
                                                                            -------------------------------------------------------
             Total common equity                                                3,127,074,472      (1,520,779,286)    1,606,295,186
                                                                            -------------------------------------------------------

  Preferred stock (optional sinking fund)                                          89,102,350                            89,102,350
  Preferred stock (mandatory sinking fund)                                         24,396,297                            24,396,297
  Long-term debt (excluding current portion)                                    1,543,130,564                         1,543,130,564
  Borrowings from money pools                                                      56,685,740        (56,685,740)              --
                                                                            -------------------------------------------------------
             Total capitalization                                               4,840,389,423      (1,577,465,026)    3,262,924,397
                                                                            -------------------------------------------------------

Current liabilities:
  Current mat. & sink. funds of long-term debt & pref. stock                       63,414,406                            63,414,406
  Variable rate demand bonds                                                       56,975,000                            56,975,000
  Commercial paper                                                                 64,500,000                            64,500,000
  Notes payable                                                                    51,784,409                            51,784,409
  Other short term borrowings                                                            --                                    --
  Capital lease obligation                                                         11,978,462                            11,978,462
  Accounts payable                                                                204,028,854            268,499        204,297,353
  Dividends payable - common                                                        1,000,180                             1,000,180
  Dividends payable - preferred                                                     1,261,795               --            1,261,795
  Intercompany payables (accts, notes, dividends, taxes, etc.)                     64,941,788        (64,941,788)              --
  Accrued payroll and vacations                                                    23,663,718                            23,663,718
  Accrued interest                                                                 23,732,835                            23,732,835
  Accrued income taxes                                                             19,925,392                            19,925,392
  Accrued other taxes (property, payroll, etc.)                                    64,995,974                            64,995,974
  Accumulated refueling outage provision                                            6,605,073                             6,605,073
  Environmental liabilities                                                        10,043,668                            10,043,668
  Weatherization and conservation escrow (WPL only)                                 5,037,630                             5,037,630
  Other current liabilities                                                        40,338,230                            40,338,230
                                                                            -------------------------------------------------------
             Total current liabilities                                            714,227,414        (64,673,289)       649,554,125
                                                                            -------------------------------------------------------

Deferred Credits and Other Non-current Liabilities:
  Accumulated deferred income taxes                                               691,624,322                           691,624,322
  Accumulated deferred investments tax credit                                      77,312,866                            77,312,866
  Pension and other benefit obligations                                            55,784,561                            55,784,561
  Capital lease obligation                                                         13,754,916                            13,754,916
  Environmental liabilities                                                        68,399,016                            68,399,016
  Customer advances                                                                37,171,492                            37,171,492
  Minority interest                                                                 6,193,494                             6,193,494
  Other                                                                            96,624,331             (6,237)        96,618,094
                                                                            -------------------------------------------------------
             Total long-term liabilities                                        1,046,864,998             (6,237)     1,046,858,761
                                                                            -------------------------------------------------------

                                                                            -------------------------------------------------------
Total Liabilities and Capitalization                                            6,601,481,835      (1,642,144,552)    4,959,337,283
                                                                            =======================================================

                                                                                                                        Exhibit F.2
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